Second Quarter 2024 Business Review July 31, 2024 Exhibit 99.2

Forward-Looking Statements The following constitutes a “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements about our future financial and operating performance, demand for our products, and economic and industry outlook. These forward-looking statements represent our expectations as of July 30, 2024. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause our actual results to differ materially from these forward-looking statements as a result of various important factors, including those set forth under the heading "Risk Factors" in Kadant’s Annual Report on Form 10-K for the fiscal year ended December 30, 2023 and subsequent filings with the Securities and Exchange Commission. These include risks and uncertainties relating to adverse changes in global and local economic conditions; the variability and difficulty in accurately predicting revenues from large capital equipment and systems projects; our acquisition strategy; levels of residential construction activity; reductions by our wood processing customers of their capital spending or production of oriented strand board; changes to the global timber supply; development and use of digital media; cyclical economic conditions affecting the global mining industry; demand for coal, including economic and environmental risks associated with coal; failure of our information systems or breaches of data security and cybertheft; implementation of our internal growth strategy; supply chain constraints, inflationary pressure, price increases and shortages in raw materials; competition; changes to tax laws and regulations; our ability to successfully manage our manufacturing operations; disruption in production; future restructurings; loss of key personnel and effective succession planning; protection of intellectual property; climate change; adequacy of our insurance coverage; global operations; policies of the Chinese government; the variability and uncertainties in sales of capital equipment in China; currency fluctuations; changes to government regulations and policies around the world; compliance with government regulations and policies and compliance with laws; environmental laws and regulations; environmental, health and safety laws and regulations impacting the mining industry; our debt obligations; restrictions in our credit agreement and note purchase agreement; soundness of financial institutions; fluctuations in our share price; and anti-takeover provisions. 2KAI 2Q24 BUSINESS REVIEW– JULY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED.

Use of Non-GAAP Financial Measures In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we use certain non-GAAP financial measures, including increases or decreases in revenue excluding the effect of acquisitions and foreign currency translation (organic revenue), adjusted EPS, adjusted earnings before interest, taxes, depreciation, and amortization (adjusted EBITDA), adjusted EBITDA margin, adjusted operating income, and free cash flow. All references to EPS (earnings per share) are to our EPS as calculated on a diluted basis. Specific non-GAAP financial measures have been marked with an * (asterisk) within this presentation. A reconciliation of those numbers to the most directly comparable GAAP financial measures is shown in the Appendix and in our second quarter 2024 earnings press release issued July 30, 2024, which is available in the Investors section of our website at investor.kadant.com under the heading News Releases. We believe these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our core business, operating results, or future outlook. We believe the inclusion of such measures helps investors gain an understanding of our underlying operating performance and future prospects, consistent with how management measures and forecasts our performance, especially when comparing such results to previous periods or forecasts and to the performance of our competitors. Such measures are also used by us in our financial and operating decision-making and for compensation purposes. We also believe this information is responsive to investors' requests and gives them an additional measure of our performance. The non-GAAP financial measures included in this presentation are not meant to be considered superior to or a substitute for the results of operations or cash flows prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have limitations associated with their use as compared to the most directly comparable GAAP measures, in that they may be different from, and therefore not comparable to, similar measures used by other companies. 3 KAI 2Q24 BUSINESS REVIEW– JULY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED.

Business Review Jeffrey L. Powell, President & CEO 4 KAI 2Q24 BUSINESS REVIEW– JULY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED.

Operational Highlights 5 KAI 2Q24 BUSINESS REVIEW– JULY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. . • Record demand for aftermarket parts and strong capital business contributed to record revenue in Q2 • Operational execution was excellent and contributed to record adjusted EBITDA*and record adjusted EPS* • Completed the acquisition of DSTI in June and integration efforts are progressing well • Overall market demand remained solid in Q2

Q2 2024 Performance 6 ($ in millions, except per share amounts) Q2 24 Q2 23 Change Revenue $274.8 $245.1 +12.1% Net Income $31.3 $29.7 +5.2% Adjusted EBITDA* $61.8 $51.6 +19.8% Adjusted EBITDA Margin* 22.5% 21.0% +150 bps EPS $2.66 $2.54 +4.7% Adjusted EPS* $2.81 $2.54 +10.6% Operating Cash Flow $28.1 $22.5 +24.9% Free Cash Flow* $23.1 $13.7 +68.5% Bookings $251.7 $215.2 +17.0% HIGHLIGHTS • Record revenue driven by recent acquisitions and strong capital shipments • Excellent operating performance contributed to record adjusted EBITDA* and adjusted EPS* • Industrial demand, particularly in Europe and Asia, continues to be impacted by economic headwinds and sluggish manufacturing activity KAI 2Q24 BUSINESS REVIEW– JULY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED.

$88.3 $83.0 $85.4 $94.7 $94.1 2Q23 3Q23 4Q23 1Q24 2Q24 7 ($ in millions) Q2 24 Q2 23 Change Revenue $92.3 $95.7 -3.6% Bookings $94.1 $88.3 +6.6% Adjusted EBITDA* $26.9 $28.1 -4.0% Adjusted EBITDA Margin* 29.2% 29.3% -10 bps HIGHLIGHTS • Revenue performance was affected by sluggish industrial activity in Europe and China • Strong aftermarket parts demand contributed to solid bookings performance • Record backlog at the end of Q2 • Ongoing project activity remains high although timing somewhat uncertain ($ in millions) KAI 2Q24 BUSINESS REVIEW– JULY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. BOOKINGS Flow Control

8 ($ in millions) Q2 24 Q2 23 Change Revenue $114.8 $90.0 +27.6% Bookings $96.7 $79.3 +22.0% Adjusted EBITDA* $29.5 $20.0 +47.7% Adjusted EBITDA Margin* 25.7% 22.2% +350 bps HIGHLIGHTS • Record revenue performance achieved in the second quarter • Strong operating leverage led to excellent adjusted EBITDA margin* • Capital project activity expected to strengthen in the second half of 2024 KAI 2Q24 BUSINESS REVIEW– JULY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. Industrial Processing $79.3 $70.4 $84.1 $89.9 $96.7 2Q23 3Q23 4Q23 1Q24 2Q24 BOOKINGS ($ in millions)

9 ($ in millions) Q2 24 Q2 23 Change Revenue $67.7 $59.4 +14.1% Bookings $60.9 $47.6 +27.9% Adjusted EBITDA* $15.7 $13.6 +15.7% Adjusted EBITDA Margin* 23.2% 22.9% +30 bps HIGHLIGHTS • Record revenue performance benefited from our acquisition • Strong demand led to new order activity increasing 28% • Record adjusted EBITDA margin* • Integration of recent acquisition is progressing well; outlook for growth remains positive KAI 2Q24 BUSINESS REVIEW– JULY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. Material Handling $47.6 $56.2 $48.5 $63.9 $60.9 2Q23 3Q23 4Q23 1Q24 2Q24 BOOKINGS ($ in millions)

Business Outlook • Industrial demand expected to remain stable in second half • Business activity remains strong; economic uncertainty could impact the timing of capital orders • Our strong cash flow and healthy balance sheet position us well for growth 10KAI 2Q24 BUSINESS REVIEW– JULY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED.

KAI 2Q24 BUSINESS REVIEW– JULY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 11 Financial Review Michael J. McKenney, EVP & CFO

Q2 2024 Financial Performance ($ in millions, except per share amounts) Q2 24 Q2 23 Revenue $274.8 $245.1 Gross Margin 44.4% 43.5% SG&A % of Revenue 25.5% 24.5% Operating Income $48.4 $43.1 Net Income $31.3 $29.7 Adjusted EBITDA* $61.8 $51.6 EPS $2.66 $2.54 Adjusted EPS* $2.81 $2.54 Operating Cash Flow $28.1 $22.5 QUARTERLY RECORDS • Revenue of $274.8 million • Adjusted EBITDA* of $61.8 million • Adjusted EBITDA margin* of 22.5% • Adjusted EPS* of $2.81 KAI 2Q24 BUSINESS REVIEW– JULY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 12

Key Financial Metrics KAI 2Q24 BUSINESS REVIEW– JULY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 13 $22.5 $47.0 $59.2 $22.8 $28.1 $13.7 $38.1 $49.5 $16.6 $23.1 FREE CASH FLOW* OPERATING CASH FLOW 2Q23 3Q23 4Q23 1Q24 2Q24 $51.6 $52.7 $48.5 $52.2 $61.8 $29.7 $30.9 $27.4 $24.7 $31.3 21.0% 21.6% 20.3% 21.0% 22.5% NET INCOME ADJUSTED EBITDA* ADJ. EBITDA MARGIN* 2Q23 3Q23 4Q23 1Q24 2Q24 ADJUSTED EBITDA* CASH FLOW ($ in millions)($ in millions)

2Q21 ADJ EPS* 2Q22 ADJ EPS* KAI 2Q24 BUSINESS REVIEW– JULY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 2Q23 to 2Q24 Adjusted EPS* 14 $2.54 $0.20 $0.20 $0.06 $(0.18) $(0.01) $2.81 2Q23 ADJ EPS* GROSS MARGIN ACQUISITIONS REVENUE INTEREST EXPENSE OPERATING EXPENSES 2Q24 ADJ EPS*

Key Liquidity Metrics KAI 2Q24 BUSINESS REVIEW– JULY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 15 ($ in millions) Q2 24 Q1 24 Q2 23 Cash, cash equivalents, and restricted cash $75.2 $82.6 $70.2 Debt $343.3 $308.0 $155.1 Lease obligations $2.0 $2.0 $1.8 Net Debt $270.1 $227.4 $86.7 Leverage ratio1 1.22 1.12 0.51 Working capital % LTM revenue2 18.0% 15.7% 16.7% Cash conversion days3 124 128 138

Guidance KAI 2Q24 BUSINESS REVIEW– JULY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 16 • FY 2024 revenue of $1.045 to $1.065 billion, revised from $1.040 to $1.065 billion • FY 2024 GAAP EPS of $9.20 to $9.45, revised from $9.39 to $9.69 • FY 2024 adjusted EPS* of $9.80 to $10.05, revised from $9.75 to $10.05 • Q3 2024 revenue of $257 to $269 million • Q3 2024 GAAP EPS of $2.27 to $2.39 • Q3 2024 adjusted EPS* of $2.36 to $2.48

Questions & Answers To participate in the live Q&A session, please go to investor.kadant.com and click on the Q&A session link to receive a dial-in number and unique PIN. Please mute the audio on your computer. KAI 2Q24 BUSINESS REVIEW– JULY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 17

2024 Key Priorities 18 ENABLE SUSTAINABLE INDUSTRIAL PROCESSING DELIVER EXCEPTIONAL STAKEHOLDER VALUE PROVIDE STRONG CASH FLOW CAPITALIZE ON NEW OPPORTUNITIES KAI 2Q24 BUSINESS REVIEW– JULY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED.

INVESTOR RELATIONS CONTACT Michael McKenney, 978-776-2000 IR@kadant.com MEDIA RELATIONS CONTACT Wes Martz, 269-278-1715 media@kadant.com 19

Second Quarter 2024 Business Review KAI 2Q24 BUSINESS REVIEW– JULY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 20 Appendix July 31, 2024

Revenue by Customer Location ($ in thousands) Q2 24 Q2 23 Change Change Excluding Acquisitions and FX* North America $172,543 $135,385 $37,158 $11,529 Europe 63,193 60,625 2,568 2,614 Asia 24,970 32,867 (7,897) (7,433) Rest of World 14,059 16,176 (2,117) (2,064) Total $274,765 $245,053 $29,712 $4,646 KAI 2Q24 BUSINESS REVIEW– JULY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 21 Q2 24 Q2 23 Flow Control 72% 68 % Industrial Processing 59% 59 % Material Handling 57% 59 % Consolidated 63% 62 % Percentage of Parts and Consumables Revenue

Adjusted EPS* Reconciliation Q2 24 Q2 23 EPS, as Reported $2.66 $2.54 Adjustments, Net of Tax Acquired Profit in Inventory and Backlog Amortization 0.08 — Acquisition Costs 0.07 — Adjusted EPS* $2.81 $2.54 KAI 2Q24 BUSINESS REVIEW– JULY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 22 ($ in thousands) Q2 24 Q2 23 Operating Cash Flow $28,066 $22,478 Capital Expenditures (4,974) (8,777) Free Cash Flow* $23,092 $13,701 Free Cash Flow* Reconciliation

Adjusted EBITDA* Reconciliation ($ in thousands) Q2 24 Q2 23 Net Income Attributable to Kadant $31,291 $29,734 Net Income Attributable to Noncontrolling Interests 283 212 Provision for Income Taxes 11,992 11,182 Interest Expense, Net 4,833 1,929 Other Expense, Net 2 21 Acquired Profit in Inventory Amortization 529 — Acquired Backlog Amortization 695 — Acquisition Costs 940 — Indemnification Asset (Provision) Reversal, Net (66) 177 Other Costs — 74 Depreciation and Amortization 11,296 8,237 Adjusted EBITDA* $61,795 $51,566 Adjusted EBITDA Margin* 22.5% 21.0% KAI 2Q24 BUSINESS REVIEW– JULY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 23

Notes PRESENTATION NOTES • All references to EPS (earnings per share) are to our EPS as calculated on a diluted basis. • Percent change in slides 6-9 is calculated using actual numbers reported in our press release dated July 30, 2024. FOOTNOTES 1) Leverage ratio is calculated by dividing total debt by EBITDA. For purposes of this calculation, EBITDA is calculated by adding or subtracting certain items from Adjusted EBITDA, as required by our amended and restated credit facility (“Credit Facility”). Our Credit Facility defines total debt as debt less worldwide cash of up to $50 million. 2) Working capital is defined as current assets less current liabilities, excluding cash and debt. LTM is defined as last 12 months. 3) Cash conversion days is based on days in receivables plus days in inventory less days in accounts payable. KAI 2Q24 BUSINESS REVIEW– JULY 2024 | © 2024 KADANT INC. ALL RIGHTS RESERVED. 24